UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

MERIDIAN INTERSTATE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33898	20-4652200
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

67 Prospect Street, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Meridian Interstate Bancorp, Inc. (the “Company”) held on May 14, 2014, the Company’s stockholders voted on the following matters:

1.	The election of the following four (4) individuals to serve on the Company’s Board of Directors for three-year terms and until their successors have been duly elected:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Vincent D. Basile	20,684,626	47,190	968,231
Edward J. Merritt	20,578,242	153,574	968,231
James G. Sartori	20,687,620	44,196	968,231
Carl A. LaGreca	20,694,023	37,793	968,231

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of the Company for the year ending December 31, 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,664,037	24,107	11,903	—

3.	An advisory (non-binding) resolution to approve the Company’s executive compensation as described in the proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,568,811	122,354	40,651	968,231

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.

DATE: May 14, 2014	By:	/s/ Mark L. Abbate
Mark L. Abbate
Senior Vice President, Treasurer and Chief Financial Officer